                                                               Annual Report
[Logo]                                                         for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1996



MFS(R) WORLD GOVERNMENTS SERIES
A Series of MFS(R) Variable Insurance Trust



[Graphic Omitted]

MFS(R) WORLD GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       SHAREHOLDER SERVICE CENTER
Company (Blockbuster Video Franchise)  MFS Service Center, Inc.
                                       P.O. Box 1400
PORTFOLIO MANAGER                      Boston, MA 02107-9906
Stephen C. Bryant*
                                       For additional information,
TREASURER                              contact your financial adviser.
W. Thomas London*
                                       CUSTODIAN
ASSISTANT TREASURER                    Investors Bank & Trust Company
James O. Yost*
                                       AUDITORS
SECRETARY                              Deloitte & Touche LLP
Stephen E. Cavan*
                                       WORLD WIDE WEB
ASSISTANT SECRETARY                    www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Board Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                     /s/ Stephen C. Bryant
    A. Keith Brodkin                         Stephen C. Bryant
    Chairman and President                   Portfolio Manager

January 9, 1997

MFS WORLD GOVERNMENTS SERIES

As noted above, the first half of 1996 witnessed concerns about accelerating U.S. growth and its potential resultant boost to other major economies, which set off a rise in interest rates based on fears of higher inflation and potential rate hikes by the Federal Reserve Board. However, in the second half, these concerns proved unwarranted as the U.S. economy slowed, inflation fears receded, and rates aggressively declined. During this second half, most central banks, with the exception of the United States, lowered official interest rates. In this environment, the Series provided a total return of 4.03% for the 12 months ended December 31, 1996. This compares to a 3.62% return for the Salomon Brothers World Government Bond Index (the Salomon Index) for the same period. The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The Fund's return also compares to a 4.39% return for the J.P. Morgan Global Government Bond Index (the Morgan Index) for the same period. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued from 13 countries (including the United States) with maturities of at least one year. However, the Morgan Index is being replaced with the Salomon Index as a benchmark because MFS believes this index is more representative of the countries in which the Fund invests than the Morgan Index.

    By the end of the year, all markets, as measured by the Salomon Index in local currency returns, registered positive returns but with significant differences. For example, the core markets -- United States, Japan, and Germany -- were the worst performers, while the higher-yielding markets of Australia, Canada, Spain, and Italy were among the better performers. The Series benefited by being overweighted in these higher-yielding markets for most of the year.

    In preparation for the monetary union due to commence in January 1999, almost all European countries announced tight fiscal budgets, while at the same time cutting interest rates due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or outperformance, began in earnest during the third quarter with Spain, Italy, and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to outperform as European monetary union approaches.

    Meanwhile, looking at the dollar bloc, both Canadian and Australian markets continue to benefit from low inflation, slow growth, and tight fiscal budgets. The Series benefited by being overweighted in both these markets for most of the year. Looking ahead, while there is yet no immediate threat of higher inflation in Canada, economic growth is finally picking up and we expect the Bank of Canada to be more accommodative in 1997. Although an underweighted position in U.S. bonds has been beneficial in 1996, the Series' performance was hindered during the third quarter as the U.S. position's duration (a measure of interest rate sensitivity) was low in anticipation of a pickup in U.S. economic growth that never materialized.

    Regarding the Japanese bond market, the Series was underweighted for most of the year because we believed other markets offered better value. However, the Japanese bond market was helped by continued depressed real estate and banking sectors, as well as weak consumer spending. Our outlook calls for a continuation of slow, choppy growth with a modest increase in inflation.

    For 1996, the overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, enabled the dollar to appreciate against the German mark. Additionally, the dollar benefited from yield convergence within Europe. The dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and its government policy of engineering a weaker currency in order to stimulate its beleaguered economy. Looking forward, we anticipate modest but further lowering of interest rates by central banks in many European countries as well as in Australia and New Zealand, which we believe could continue to be positive for bonds. However, some caution is warranted as ultimately lower rates in these countries could result in a pickup in economic growth and, possibly, inflation. Moreover, with the U.S. currency benefiting from positive interest rate differentials, renewed hope for a balanced budget, and movement toward an inclusive, single European currency, the prospects for a stable dollar remain favorable.

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant joined Massachusetts Financial Services (MFS) in 1987 as Assistant Vice President - Investments in the International Fixed Income Department. He was named Vice President - Investments in 1989 and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University and has managed MFS World Governments Series since its inception in June 1994.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS World Governments Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses.
You cannot invest in an index.

GROWTH OF A $10,000 HYPOTHETICAL INVESTMENT
(For the Period from June 1, 1994 to December 31, 1996)

                                    JP        Salomon
            MFS       Consumer    Morgan      Brothers
            World     Price       Global        World
         Governments  Index       Gov't        Gov't.
           Series      U.S.    Bond Index    Bond Index
         -----------  ------   ----------   ----------

 6/94      10000.0    10000.0    10000.0      10000.0
12/94      10078.0    10149.0    10284.0      10313.0
 6/95      11197.0    10339.0    11884.0      12051.0
12/95      11528.0    10400.0    12269.0      12276.0
 6/96      11720.0    10620.0    12127.0      12095.0
12/96      11993.0    10773.0    12808.0      12721.0


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996

                                                   1 Year       Life+
----------------------------------------------------------------------------
MFS World Governments Series                       +4.03%     +7.39%
----------------------------------------------------------------------------
Salomon Brothers World Government Bond Index**     +3.62%     +9.76%
----------------------------------------------------------------------------
JP Morgan Global Government Bond Index#            +4.39%     +9.74%
----------------------------------------------------------------------------
Consumer Price Index*++                            +3.56%     +2.96%
----------------------------------------------------------------------------
 +For the period from the commencement of investment operations, June
  14, 1994 to December 31, 1996. *The Consumer Price Index is a popular measure of change in prices.
++Source: CDA/Wiesenberger.
**Source: Lipper Analytical Services.
 #Source: Asset Investment Management (AIM).

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Bonds - 90.0%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
Foreign Bonds - 69.8%
  Australia - 11.1%
    Commonwealth of Australia,
      9.75s, 2002                     AUD                  2,050  $ 1,814,428
    Commonwealth of Australia,
      10s, 2002                                            1,200    1,079,250
                                                                  -----------
                                                                  $ 2,893,678
-----------------------------------------------------------------------------
  Belgium - 1.4%
    Kingdom of Belgium, 8.75s, 2002   BEF                 10,000  $   371,989
-----------------------------------------------------------------------------
  Canada - 2.6%
    Government of Canada, 9s, 2004    CAD                    400  $   342,494
    Government of Canada, 8.75s,
      2005                                                   400      339,575
                                                                  -----------
                                                                  $   682,069
-----------------------------------------------------------------------------
  Denmark - 6.1%
    Kingdom of Denmark, 6s, 1999      DKK                  1,787  $   315,460
    Kingdom of Denmark, 9s, 2000                           5,850    1,131,553
    Kingdom of Denmark, 7s, 2007                             868      149,912
                                                                  -----------
                                                                  $ 1,596,925
-----------------------------------------------------------------------------
  Germany - 12.5%
    Republic of Germany, 6.875s,
      1999                            DEM                    760  $   526,838
    Republic of Germany, 8.75s, 2000                       2,743    2,038,216
    Republic of Germany, 7.125s, 2002
                                                             970      691,956
                                                                  -----------
                                                                  $ 3,257,010
-----------------------------------------------------------------------------
  Ireland - 7.9%
    Republic of Ireland, 6.5s, 2001   IEP                    450  $   774,817
    Republic of Ireland, 9.25s, 2003                         650    1,275,491
                                                                  -----------
                                                                  $ 2,050,308
-----------------------------------------------------------------------------
  Italy - 8.0%
    Republic of Italy, 9.5s, 1999     ITL              1,315,000  $   923,900
    Republic of Italy, 9.5s, 2006                      1,535,000    1,145,904
                                                                  -----------
                                                                  $ 2,069,804
-----------------------------------------------------------------------------
  Japan - 5.3%
    Export-Import Bank of Japan,
      4.375s, 2003                    JPY                 70,000  $   681,850
    IBRD-Global Bonds, 4.5s, 2000                         43,000      413,090
    World Bank Euro-Yen, 5.25s, 2002                      28,000      283,267
                                                                  -----------
                                                                  $ 1,378,207
-----------------------------------------------------------------------------
  New Zealand - 2.6%
    Government of New Zealand, 8s,
      2004                            NZD                    900  $   662,874
-----------------------------------------------------------------------------
  Spain - 6.8%
    Government of Spain, 8.4s, 2001   ESP                  3,400   $   28,628
    Government of Spain, 10.1s, 2001                     120,000    1,063,433
    Government of Spain, 7.9s, 2002                       82,000      674,462
                                                                  -----------
                                                                  $ 1,766,523
-----------------------------------------------------------------------------
  Sweden - 2.0%
    Government of Sweden, 11s, 1999   SEK                  2,500  $   411,922
    Government of Sweden, 10.25s,
      2000                                                   600      101,555
                                                                  -----------
                                                                  $   513,477
-----------------------------------------------------------------------------
  United Kingdom - 3.5%
    United Kingdom Gilts, 7s, 2001    GBP                    540  $   915,588
-----------------------------------------------------------------------------
Total Foreign Bonds                                               $18,158,452
-----------------------------------------------------------------------------

U.S. Bonds - 20.2%
  U.S. Treasury Notes, 6.25s, 2001                       $   400  $   400,376
  U.S. Treasury Notes, 6.625s, 2001                        1,625    1,650,904
  U.S. Treasury Notes, 6.25s, 2003                         3,200    3,196,000
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 5,247,280
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $23,413,386)                        $23,405,732
-----------------------------------------------------------------------------
Call Options Purchased - 0.2%
-----------------------------------------------------------------------------
                                                Principal Amount
Description/Expiration Month/Strike                 of Contracts
Price                                              (000 Omitted)
-----------------------------------------------------------------------------
German Marks/Swiss Francs
  February/0.84                       DEM                  2,115   $   54,034
Italian Lire/German Marks
  January/995                         ITL              1,280,754        6,404
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $15,724)              $   60,438
-----------------------------------------------------------------------------
Put Options Purchased - 1.6%
-----------------------------------------------------------------------------
German Marks/British Pounds
  January/2.45                        DEM                  3,097  $   148,965
  January/2.51                                             3,173       99,693
  January/2.56                                             3,236       61,632
Swiss Francs/German Marks
  January/0.829                       CHF                  1,221       43,757
  February/0.84                                            1,237       31,624
  March/0.86                                               3,431       37,236
-----------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $93,381)              $   422,907
-----------------------------------------------------------------------------
Short-Term Obligations - 7.9%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/97                  $   1,380    1,379,597
  Federal Home Loan Mortgage Corp.,
    due 1/07/97                                              680      677,483
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 2,057,080
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $25,579,571)                  $25,946,157
-----------------------------------------------------------------------------
Call Options Written
-----------------------------------------------------------------------------
                                                Principal Amount
Description/Expiration Month/Strike                 of Contracts
Price                                              (000 Omitted)
-----------------------------------------------------------------------------
German Marks/British Pounds
  August/2.239                        DEM                  2,994      $     0
Swiss Francs/German Marks
  February/0.8265                     CHF                  2,081          (12)
-----------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $17,785)               $   (12)
-----------------------------------------------------------------------------

Put Options Written - (1.4)%
-----------------------------------------------------------------------------
                                                Principal Amount
Description/Expiration Month/Strike                 of Contracts
Price                                              (000 Omitted)        Value
-------------------------------------------------------------------------------
German Marks/British Pounds
  January/2.3682                      DEM                  2,994  $         0
  January/2.45                                             3,097     (148,355)
  January/2.5105                                           3,173      (99,295)
Swiss Francs/German Marks
  January/0.829                       CHF                  1,221      (43,787)
  February/0.84                                            3,351      (85,696)
-------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $153,765)           $  (377,133)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.7%                             $   453,941
-------------------------------------------------------------------------------
Net Assets - 100.0%                                               $26,022,953
-------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is show below.

AUD          = Australian Dollars              GBP     = British Pounds
BEF          = Belgian Francs                  IEP     = Irish Punts
CAD          = Canadian Dollars                ITL     = Italian Lire
CHF          = Swiss Francs                    JPY     = Japanese Yen
DEM          = Deutsche Marks                  NLG     = Dutch Guilders
DKK          = Danish Kroner                   NOK     = Norwegian Krone
ECU          = European Currency Units         NZD     = New Zealand Dollars
ESP          = Spanish Pesetas                 SEK     = Swedish Kronor
FRF          = French Francs
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1996
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $25,579,571)           $25,946,157
  Cash                                                                36,029
  Net receivable for forward foreign currency exchange
    contracts sold                                                   233,881
  Net receivable for closed forward foreign currency exchange
    contracts                                                        385,985
  Receivable for Series shares sold                                  252,795
  Receivable for investments sold                                  2,427,988
  Interest receivable                                                596,957
  Receivable from investment adviser                                  68,518
  Deferred organization expenses                                       2,299
  Other assets                                                            80
                                                                 -----------
      Total assets                                               $29,950,689
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $   171,811
  Payable for investments purchased                                2,305,799
  Written options outstanding, at value (premiums received,
    $171,550)                                                        377,145
  Net payable for forward foreign currency exchange contracts
    purchased                                                      1,005,387
  Payable to affiliate for management fee                              1,589
  Accrued expenses and other liabilities                              66,005
                                                                 -----------
      Total liabilities                                          $ 3,927,736
                                                                 -----------
Net assets                                                       $26,022,953
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $25,151,769
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (227,087)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                221,999
  Accumulated undistributed net investment income                    876,272
                                                                 -----------
      Total                                                      $26,022,953
                                                                 ===========
Shares of beneficial interest outstanding                         2,459,773
                                                                  =========
Net asset value per share
  (net assets of $26,022,953 / 2,459,773 shares of beneficial
  interest outstanding)                                            $10.58
                                                                   ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
-----------------------------------------------------------------------------
Net investment income:
    Interest income                                                $1,156,162
                                                                   ----------

  Expenses -
    Management fee                                                 $  126,898
    Trustees' compensation                                              2,033
    Shareholder servicing agent fee                                     5,869
    Printing                                                           85,838
    Auditing fees                                                      67,150
    Custodian fee                                                      44,443
    Amortization of organization expenses                               1,509
    Legal fees                                                          1,196
    Miscellaneous                                                       8,534
                                                                   ----------
      Total expenses                                               $  343,470
    Fees paid indirectly                                               (1,716)
    Reduction of expenses by investment adviser                      (172,556)
                                                                   ----------
      Net expenses                                                 $  169,198
                                                                   ----------
        Net investment income                                      $  986,964
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  642,196
    Written option transactions                                        53,876
    Foreign currency transactions                                    (588,976)
                                                                   ----------
      Net realized gain on investments and foreign
        currency transactions                                      $  107,096
                                                                   ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  232,845
    Written options                                                  (208,572)
    Translation of assets and liabilities in foreign
      currencies                                                     (157,165)
                                                                   ----------
      Net unrealized loss on investments and foreign
        currency translation                                       $ (132,892)
                                                                   ----------
        Net realized and unrealized loss on investments
          and foreign currency                                     $  (25,796)
                                                                   ----------
          Increase in net assets from operations                   $  961,168
                                                                   ==========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                             1996               1995
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                      $    986,964        $   272,353
  Net realized gain on investments and foreign currency transactions              107,096            398,163
  Net unrealized loss on investments and foreign currency translation            (132,892)           (80,131)
                                                                             ------------        -----------
    Increase in net assets from operations                                   $    961,168        $   590,385
                                                                             ------------        -----------
Distributions declared to shareholders -
  From net investment income                                                 $    --             $  (272,353)
  In excess of net investment income                                              --                (357,618)
  Tax return of capital                                                           --                 (63,028)
                                                                             ------------        -----------
    Total distributions declared to shareholders                             $    --             $  (692,999)
                                                                             ------------        -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                                           $ 33,174,815        $ 9,272,850
  Net asset value of shares issued to shareholders in reinvestment
    of distributions                                                              --                 692,995
  Cost of shares reacquired                                                   (15,536,671)        (5,320,839)
                                                                             ------------        -----------
    Increase in net assets from Series share transactions                    $ 17,638,144        $ 4,645,006
                                                                             ------------        -----------
      Total increase in net assets                                           $ 18,599,312        $ 4,542,392

Net assets:
  At beginning of period                                                        7,423,641          2,881,249
                                                                             ------------        -----------
  At end of period (including accumulated undistributed net
    investment income of $876,272 and $166,765, respectively)                $ 26,022,953        $ 7,423,641
                                                                             ============        ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                   Year Ended         Year Ended       Period Ended
                                                 December 31,       December 31,       December 31,
                                                         1996               1995               1994*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                  $10.17             $ 9.82             $10.00
                                                       ------             ------             ------
Income from investment operations# -
  Net investment income(S)                             $ 0.60             $ 0.63             $ 0.17
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                               (0.19)              0.78              (0.09)
                                                       ------             ------             ------
      Total from investment operations                 $ 0.41             $ 1.41             $ 0.08
                                                       ------             ------             ------

Less distributions declared to shareholders -
  From net investment income                           $ --               $(0.42)            $(0.17)
  In excess of net investment income                     --                (0.54)             (0.09)
  Tax return of capital                                  --                (0.10)              --
                                                       ------             ------             ------
      Total distributions declared to shareholders     $ --               $(1.06)            $(0.26)
                                                       ------             ------             ------
Net asset value - end of period                        $10.58             $10.17             $ 9.82
                                                       ======             ======             ======
Total return                                            4.03%             14.38%              0.79%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                              1.00%              1.00%              1.00%+
  Net investment income                                 5.84%              6.05%              4.68%+
Portfolio turnover                                       361%               211%                62%
Net assets at end of period (000 omitted)             $26,023             $7,424             $2,881

  *For the period from the commencement of investment operations, June 14, 1994 to December 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(S)The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

 Net investment income                                $ 0.50             $ 0.53             $ 0.16
  Ratios (to average net assets):
    Expenses                                            2.03%              1.99%              1.10%+
    Net investment income                               4.81%              5.09%              4.58%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS World Governments Series (the Series) is a non-diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 23 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Written Options - The Series may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $277,457 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $252,340, including $172,556 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 Purchases            Sales
------------------------------------------------------------------------------
U.S. government securities                     $23,204,684      $20,453,094
                                               ===========      ===========
Investments (non-U.S. government securities)   $48,546,607      $34,428,896
                                               ===========      ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $25,579,571
                                                                ===========
Gross unrealized appreciation                                   $   550,208
Gross unrealized depreciation                                      (183,622)
                                                                -----------
    Net unrealized appreciation                                 $   366,586
                                                                ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                         Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                         ---------------------------------   -------------------------------
                                                 Shares             Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                   3,252,833     $   33,174,815        861,022     $   9,272,850
Shares issued to shareholders in
  reinvestment of distributions                --                --                68,274           692,995
Shares reacquired                            (1,522,662)       (15,536,671)      (493,000)       (5,320,839)
                                             ----------     --------------       --------     -------------
  Net increase                                1,730,171     $   17,638,144        436,296     $   4,645,006
                                             ==========     ==============       ========     =============

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $108.

(7) Financial Instruments
The Series trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                        1996 Calls                             1996 Puts
                                        ------------------------------------   ------------------------------------
                                            Principal Amounts                      Principal Amounts
                                                 of Contracts                           of Contracts
                                                (000 Omitted)       Premiums           (000 Omitted)       Premiums
-------------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                    --        $  --                         145        $  1,853
  German Marks/British Pounds                             623          2,769                    --          --
  Italian Lire/German Marks                           596,334          9,883                 596,334         21,958
  Japanese Yen                                          --           --                       26,950          3,514
Options written -
  Australian Dollars                                      306          1,659                    --          --
  Canadian Dollars                                        721            740                   1,714          5,226
  German Marks                                         11,659         56,784                   1,683          4,619
  German Marks/British Pounds                           8,516         32,055                   6,270         97,304
  Italian Lire/German Marks                         1,651,102         12,004                    --          --
  Japanese Yen                                         76,546            961                 132,377          8,463
  New Zealand Dollar                                    --           --                          705          1,048
  Spanish Peseta/German Marks                           --           --                      129,477          3,205
  Swiss Francs/German Marks                             2,081          6,314                   4,572         56,461
Options terminated in closing transactions -
  Australian Dollars                                     (306)        (1,659)                   --          --
  German Marks                                        (11,659)       (56,784)                 (1,683)        (4,619)
  German Marks/British Pounds                          (2,019)        (6,568)                   --          --
  Italian Lire/German Marks                        (2,247,436)       (21,887)               (596,334)       (21,958)
  Japanese Yen                                        (76,546)          (961)                (85,950)        (7,621)
  New Zealand Dollar                                    --           --                         (705)        (1,048)
Options expired -
  Australian Dollars                                    --           --                         (145)        (1,853)
  Canadian Dollars                                       (721)          (740)                 (1,714)        (5,226)
  German Marks/British Pounds                          (4,126)       (16,785)                   --          --
  Japanese Yen                                          --           --                      (73,377)        (4,356)
  Spanish Peseta/German Marks                           --           --                     (129,477)        (3,205)
                                                    ---------     ----------                 -------       --------
OUTSTANDING, END OF PERIOD                              5,075     $   17,785                  10,842       $153,765
                                                    =========     ==========                 =======       ========
OPTIONS OUTSTANDING AT END OF PERIOD CONSIST OF:
  German Marks/British Pounds                           2,994     $   11,471                   6,270       $ 97,304
  Swiss Francs/German Marks                             2,081          6,314                   4,572         56,461
                                                    ---------     ----------                 -------       --------
OUTSTANDING, END OF PERIOD                              5,075     $   17,785                  10,842       $153,765
                                                    =========     ==========                 =======       ========

At December 31, 1996, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                  Net Unrealized
                                                   Contracts  In Exchange          Contracts       Appreciation
                      Settlement Date     to Deliver/Receive             for        at Value     (Depreciation)
---------------------------------------------------------------------------------------------------------------
Sales               2/20/97 - 4/21/97  AUD         2,697,746     $ 2,134,083     $ 2,139,540         $   (5,457)
                              2/24/97  BEF        11,969,832         394,004         378,957             15,047
                              2/20/97  CAD            12,909           9,458           9,452                  6
                              2/07/97  CHF         3,820,672       3,008,669       2,866,911            141,758
                    1/10/97 - 4/21/97  DEM        58,542,880      38,304,017      38,295,146              8,871
                              2/03/97  DKK         4,224,107         740,526         718,705             21,821
                              5/09/97  ECU           909,100       1,157,421       1,146,046             11,375
                              2/07/97  FRF         4,064,400         789,342         785,492              3,850
                    2/24/97 - 4/21/97  GBP         2,506,514       4,125,258       4,286,104           (160,846)
                              2/24/97  IEP         1,255,768       2,040,649       2,127,185            (86,536)
                    1/03/97 - 2/07/97  ITL     1,531,569,914       1,005,821       1,006,791               (970)
                    1/29/97 - 4/21/97  JPY     1,389,345,557      12,442,313      12,176,795            265,518
                              4/21/97  NZD         1,054,619         743,511         740,432              3,079
                    2/03/97 - 2/07/97  SEK         4,207,527         634,772         618,407             16,365
                                                                 -----------     -----------        -----------
                                                                 $67,529,844     $67,295,963        $   233,881
                                                                 ===========     ===========        ============
Purchases           2/20/97 - 4/21/97  AUD         1,810,075     $ 1,453,770     $ 1,435,555        $   (18,215)
                              2/07/97  CHF         3,718,357       2,956,135       2,790,137           (165,998)
                    2/07/97 - 4/22/97  DEM        40,624,120      26,488,345      26,561,042             72,697
                              2/07/97  DKK         3,024,120         510,305         514,641              4,336
                              4/21/97  ESP        24,636,350         189,579         189,319               (260)
                              2/07/97  FRF         4,067,555         806,193         786,102            (20,091)
                    2/24/97 - 4/21/97  GBP         1,058,929       1,752,499       1,810,366             57,867
                    1/10/97 - 2/07/97  ITL     2,064,401,327       1,347,349       1,357,335              9,986
                    1/21/97 - 4/22/97  JPY     3,360,250,862      30,383,032      29,458,921           (924,111)
                              2/03/97  NLG            33,399          19,620          19,389               (231)
                              5/09/97  NOK         7,337,586       1,157,421       1,145,970            (11,451)
                              4/21/97  NZD             5,295           3,724           3,717                 (7)
                              2/03/97  SEK         2,239,575         339,039         329,130             (9,909)
                                                                 -----------     -----------        -----------
                                                                 $67,407,011     $66,401,624        $(1,005,387)
                                                                 ===========     ===========        ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $132,652 with Bankers Trust Company, a net payable of $34,163 with Swiss Bank, a net receivable of $499,084 with First Boston, a net receivable of $28,645 with Goldman Sachs, a net receivable of $16,595 with JP Morgan, and a net receivable of $8,476 with Merrill Lynch at December 31, 1996.

At December 31, 1996, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS World Governments Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Governments Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the years ended December 31, 1996 and December 31, 1995 and for the period from June 14, 1994 (the commencement of investment operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Governments Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                    VWG-2/97 12M